COTTONWOOD MUTUAL FUNDS

CLIFFORD CAPITAL PARTNERS FUND

Investor Class: CLFFX

Institutional Class: CLIFX

Supplement dated November 20, 2015

To the Prospectus dated May 1, 2015

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On November 18, 2015, the Board of Trustees of the Cottonwood Mutual Funds (the “Trust”) voted to approve an Agreement and Plan of Reorganization whereby the Clifford Capital Partners Fund (the “Fund”), a series of the Trust, would be reorganized into a corresponding fund of the same name (the “Acquiring Fund”), a series of the World Funds Trust, an unaffiliated investment company.  The Board determined that the reorganization is in the best interests of the shareholders of the Fund.  The Board of Trustees also approved certain revisions to the Fund’s fundamental investment restrictions, subject to shareholder approval.

The Fund and the Acquiring Fund have identical investment objectives and principal investment strategies.  Clifford Capital Partners, LLC, the current investment adviser to the Fund, will continue to serve as the investment adviser to the Acquiring Fund.

The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

The reorganization, as well as the revisions to the Fund’s fundamental investment restrictions will be submitted for approval by the Fund’s shareholders of record as of December 1, 2015 at a meeting anticipated to be held January 13, 2016.  If approved by the shareholders of the Fund, the reorganization is expected to close on or about February 2, 2016.  Also, if approved by shareholders of the Fund, the revisions to the Fund’s fundamental investment restrictions will be effective on February 2, 2016.

Proxy materials with respect to the proposed reorganization and proposed fundamental investment restriction revisions will be sent out to shareholders in December 2015. Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE